SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    Form 8-K

                CURRENT REPORT Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                  May 28, 2004



                        SYMBOLLON PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


    Delaware                           0-22872                 36-3463683
----------------------------      -----------------        -----------------
(State or other jurisdiction         (Commission           (I.R.S. Employer
   of incorporation)                 File Number)          Identification No.)



                37 Loring Drive, Framingham, Massachusetts 01702
               ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (508) 620-7676
               --------------------------------------------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets

             Effective May 28, 2004 Symbollon Pharmaceuticals, Inc. completed the asset purchase of certain assets of Mimetix Inc. and other related parties associated with their iodine drug development efforts in women's healthcare for the determined fair market value of 550,000 shares of Symbollon's Class A common stock. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  (c) Exhibits.

                  99.1              June 14, 2004 Press Release of the Company.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 2, 2004


                               SYMBOLLON PHARMACEUTICALS, INC.



                               By:   /s/ Paul C. Desjourdy
                                     ---------------------------------
                                     Paul C. Desjourdy
                                     President, Chief Operating Officer and
                                     Chief Financial Officer

                                INDEX TO EXHIBITS


 Exhibit No.            Description                                    Page No.
 -----------            -----------                                    --------

   99.1                 June 14, 2004 Press Release of the Company.





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